UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Michael W. Stockton

Capital World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2018	IMAGE OMITTED [x1_c92715x1x1.jpg]

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Global flexibility:
following opportunity
anywhere

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–15.42%	2.71%	8.39%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated February 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.10%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

8	Summary investment portfolio

12	Financial statements

42	Board of trustees and other officers

Fellow investors:

Against a backdrop of rising U.S. interest rates, ongoing trade tensions and decelerating growth in China and other major economies, global stock markets declined modestly over Capital World Growth and Income Fund’s fiscal year.

For the 12 months ended November 30, 2018, the fund fell 3.69%. That result trailed the 0.98% loss of its primary benchmark, the MSCI ACWI (All Country World Index). By comparison, the Lipper Global Funds Index, a peer group measure, declined 2.59%. The fund has outpaced both these indexes over its lifetime, as shown in the table below.

Capital World Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. The fund paid dividends totaling $0.93 a share for the 12 months, as well as a capital gains distribution of $2.51 paid in December 2017. For the year, investors who reinvested dividends recorded an income return of 1.84%.

Uncertainty drives market swings

Amid mounting economic and political uncertainty, global stock markets fluctuated, ending the fiscal year in negative territory. What began as an upbeat period for equity markets shifted in February as investors focused on signs of rising inflation, climbing interest rates and escalating trade tensions between the U.S. and China. Stocks rebounded through much of the spring and summer, however, thanks to robust corporate earnings and solid growth across developed markets. By October, however, concerns about soaring valuations for a number of leading

Results at a glance

For periods ended November 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	–3.69%	5.51%	10.22%	10.19%
MSCI ACWI*	–0.98	6.16	10.65	7.22
Lipper Global Funds Index†	–2.59	5.82	10.23	7.29

*	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

Capital World Growth and Income Fund	1

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by revenue (%)

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	Country/Region	Fund	Index
■	United States	39%	42%
■	Canada	3	3
■	Europe	18	16
■	Japan	4	7
■	Asia-Pacific ex. Japan	4	4
■	Emerging markets	32	28
	Total	100%	100%

Equity portion breakdown by domicile (%)

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	Country/Region	Fund	Index
■	United States	48%	56%
■	Canada	2	3
■	Europe	27	19
■	Japan	4	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	16	11
	Total	100%	100%

Source: Capital Group (as of November 30, 2018).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets. All figures include convertible securities.

technology companies and higher interest rates triggered a broad selloff. A strong U.S. dollar and mounting concerns of a possible trade war further contributed to volatility in overseas markets.

In Europe, stocks declined in the midst of slowing growth in the eurozone and increasing anxieties around global trade. Late in the fiscal year, Angela Merkel’s decision to step down as chancellor of Germany and turmoil surrounding the U.K.’s planned exit from the European Union further unnerved markets. GDP growth slowed to 1.70% in the third quarter on a year-over-year basis, down from 2.70% at the end of 2017. For the 12 months the MSCI EU Index dropped 10.53%.*

Emerging markets were among the hardest hit, hurt by the strengthening U.S. dollar, worries about trade relations and indications that China’s growth was decelerating more rapidly than expected. Chinese stocks tumbled 12.00% as the world’s second-largest economy expanded 6.50% in the third quarter, its slowest pace since early 2009. The country’s leading internet companies posted significant declines. Elsewhere in developing markets, stocks in Korea and Singapore fell 17.21% and 7.77%, respectively. Brazilian stocks rose 5.99% for U.S. investors as Jair Bolsonaro, who had pledged to reform the country’s pension system and promote growth, was elected president. A sudden plunge in oil prices bolstered Indian stocks in the closing weeks of the fiscal year, but these gains were offset for U.S. investors by a strong greenback. The MSCI India Index slid 2.65% in U.S. dollar terms.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	Capital World Growth and Income Fund

U.S. stocks achieved a series of record highs in September amid soaring corporate profits and healthy growth, but the selloff a month later left them with relatively modest gains. Data remained upbeat as wages rose 3.10% for the year through October, the largest increase in 10 years, and retail sales advanced 4.60% from the prior year. For the 12 months, Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 6.27%.

Narrow market leadership

In a volatile period, only three sectors within the MSCI ACWI generated positive returns. Health care stocks climbed 10.79%, boosted by rising profits at major drug makers in the U.S. and Europe. As has been the case in previous periods, market leadership was quite narrow for much of the fiscal year, with a handful of U.S. e-commerce and technology-related companies accounting for a good deal of the gains during market upswings. Many of these same companies led the market down during the October selloff. For the fiscal year, information technology stocks registered a 2.01% gain, and the consumer discretionary sector, which includes e-commerce companies, edged up 0.72%.

The period was particularly challenging for certain defensive sectors that often pay substantial dividends. In particular, overseas companies with relatively high dividend yields trailed the broader market.

Where the fund’s assets are invested*

(percent invested by country of domicile)

	Capital World Growth and Income Fund	MSCI All Country World Index†

Europe	24.2%	19.4%
United Kingdom	9.2	5.2
France	4.1	3.3
Switzerland	3.6	2.6
Germany	1.9	2.7
Spain	1.8	.9
Netherlands	1.5	1.1
Other Europe	2.1	3.6

Asia/Pacific	17.9	19.1
China	4.9	3.5
South Korea	3.6	1.6
Japan	3.4	7.4
Hong Kong	2.4	1.1
India	1.3	1.0
Taiwan	1.3	1.3
Australia	.4	2.1
Other Asia/Pacific	.6	1.1

The Americas	48.2	60.6
United States	43.7	55.7
Canada	2.3	3.0
Brazil	2.0	.8
Other Americas	.2	1.1

Other	.4	.9

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	9.3	—

Total	100.0%	100.0%

*	Percent of net assets by country as of November 30, 2018.
†	The MSCI All Country World Index is weighted by market capitalization.

Capital World Growth and Income Fund	3

Largest equity holdings

(as of November 30, 2018)

Company	Country of domicile	Percent of net assets	12-month return*

AbbVie	United States	2.4	–2.73%
Broadcom	United States	2.3	–14.58
Alphabet†	United States	1.9	7.09
Microsoft	United States	1.9	31.75
Royal Dutch Shell†	United Kingdom	1.8	–5.08
Vale	Brazil	1.6	27.41
UnitedHealth Group	United States	1.5	23.31
Novartis	Switzerland	1.4	6.69
Samsung Electronics	South Korea	1.4	–20.10
Taiwan Semiconductor Manufacturing	Taiwan	1.2	–2.90

*	Returns shown are on a share price basis.
†	12-month return for Royal Dutch Shell and Alphabet represents Class A shares only.

Inside the portfolio

Returns in the information technology sector were generally negative and detracted from the fund’s overall result. Semiconductor maker Broadcom, the fund’s second-largest holding, slid 14.58% on investor concerns over its bid to acquire software company CA Technologies. Samsung Electronics and Taiwan Semiconductor Manufacturing disappointed, falling 20.10% and 2.90%. On the plus side, however, Microsoft advanced 31.75% on its burgeoning cloud computing business.

Unfavorable stock selection among consumer staples hurt the fund’s overall result. Tobacco companies British American, Imperial Brands and Philip Morris International declined 45.17%, 25.80% and 15.79%, respectively. Thai Beverage fell 35.70%.

Among consumer discretionary holdings, British online grocery retailer Ocado Group rocketed 122.00% following an agreement with U.S. supermarket giant Kroger to build and operate up to 20 distribution hubs in the states. Athletic footwear and apparel maker Nike gained 24.33% after third-quarter earnings and revenue beat estimates, thanks to new product launches and double-digit growth in China. However, automakers Hyundai Motor and Daimler slid 36.72% and 32.01%, respectively.

The fund also received strong contributions from investments in select health care companies, with UnitedHealth Group surging 23.31%. Amgen gained 18.55% amid reports of positive results for clinical trials of some therapies. Pharmaceutical company Novartis, the fund’s eighth-largest holding, advanced 6.69%, while Daiichi Sankyo soared 52.00%. Biggest holding AbbVie fell 2.73%, however, after the Food and Drug Administration announced plans aimed at increasing biosimilar competition for drugs like the company’s Humira, the top-selling treatment for rheumatoid arthritis.

Elsewhere among the fund’s top holdings, Royal Dutch Shell stumbled 5.08% on lackluster second-quarter earnings and slumping oil prices. Brazilian mining company Vale jumped 27.41% on robust earnings and accelerating Chinese demand for iron ore. Shares of video streaming goliath Netflix soared 52.54% as the company’s strategy to invest in original content continued to drive growth. Alphabet, the parent company of Google, recorded a 7.09% increase.

Portfolio managers and analysts do not invest in countries or sectors. Rather, they invest in individual companies based on their highest convictions. These convictions resulted in a relatively light concentration of U.S.-domiciled companies, which proved to be a drag during a period in which some of the strongest gains were generated by U.S. companies. The fund’s focus on dividend-paying companies also dampened returns.

Looking forward

Uncertainty has risen across markets over the past year. In Europe, growth has slowed notably and political risk remains elevated. Shortly after the close of the fiscal year, U.K. Prime Minister Theresa May survived a no-confidence vote, but as of this writing the country’s future with the EU

4	Capital World Growth and Income Fund

remains in question. In Italy, a new populist government proposed a budget with increased spending at odds with eurozone guidelines. What’s more, Mario Draghi will step down as president of the European Central Bank in October.

China’s economy also has cooled, and it remains unclear whether the government’s efforts to stabilize growth and address imbalances will succeed. Meanwhile, the U.S. has reached the late stage of its economic cycle. With valuations stretched in many areas, equity prices are vulnerable to any unexpected shocks. The ongoing trade dispute between the U.S. and China could cause disruptions worldwide, particularly if the U.S. moves forward with proposed additional tariffs.

Nevertheless, while growth is clearly slowing in a number of markets, we believe the global economy remains healthy and will continue to expand in 2019. In the past few years a significant portion of equity market gains have been concentrated in U.S. companies — particularly U.S. tech companies that pay little to no dividends. This has left companies in a number of overseas markets with compelling valuations relative to similar businesses domiciled in the U.S. We continue to find attractive investment opportunities, particularly in Asia. We also remain committed to the notion that well-established companies that pay meaningful dividends can hold up better during periods of market weakness while providing investors with a steady stream of income.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

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Mark E. Denning
Co-President

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Sung Lee
Co-President

January 11, 2019

For current information about the fund, visit americanfunds.com.

Capital World Growth and Income Fund	5

The value of a long-term perspective

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Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $31,443 and reinvested capital gain distributions of $30,198.
[3]	Results calculated with capital gains reinvested.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26 (commencement of operations) through November 30, 1993.

6	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

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Capital World Growth and Income Fund	7

Summary investment portfolio November 30, 2018

Industry sector diversification	Percent of net assets

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Country diversification by domicile	Percent of net assets
United States	43.71%
Eurozone*	10.37
United Kingdom	9.17
China	4.93
South Korea	3.55
Switzerland	3.55
Japan	3.40
Hong Kong	2.41
Canada	2.32
Other countries	7.28
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	9.31
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 90.65%	Shares	Value (000)
Information technology 14.54%
Broadcom Inc.	9,076,393	$2,154,826
Microsoft Corp.	16,036,500	1,778,288
Samsung Electronics Co., Ltd.[1]	34,890,950	1,309,937
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	150,411,000	1,099,551
Intel Corp.	20,718,000	1,021,605
SK hynix, Inc.[1]	15,050,000	941,402
Mastercard Inc., Class A	3,304,072	664,350
Micron Technology, Inc.[2]	15,520,000	598,451
ASML Holding NV1	3,250,422	552,685
Other securities		3,261,057
		13,382,152

Health care 12.42%
AbbVie Inc.	23,032,266	2,171,252
UnitedHealth Group Inc.	4,767,250	1,341,313
Novartis AG1	14,449,000	1,319,000
Abbott Laboratories	14,086,400	1,043,098
Amgen Inc.	4,525,099	942,352
Thermo Fisher Scientific Inc.	2,738,000	683,268
Stryker Corp.	3,123,500	548,049
Other securities		3,381,361
		11,429,693

Financials 11.11%
AIA Group Ltd.[1]	122,014,896	1,000,791
Prudential PLC[1]	49,146,204	965,614
CME Group Inc., Class A	4,208,110	799,877
Zurich Insurance Group AG1	2,150,877	675,337
Barclays PLC[1]	261,727,015	545,535
China Construction Bank Corp., Class H1	633,961,000	542,116
Kotak Mahindra Bank Ltd.[1]	28,289,766	501,036
Other securities		5,196,359
		10,226,665

Consumer discretionary 9.37%
Amazon.com, Inc.[2]	561,900	949,707
Home Depot, Inc.	4,884,500	880,773
LVMH Moët Hennessy-Louis Vuitton SE1	2,146,700	617,781
Alibaba Group Holding Ltd. (ADR)[2]	3,483,400	560,340
Daimler AG1	9,063,750	509,899

8	Capital World Growth and Income Fund

	Shares	Value (000)
Hyundai Motor Co.[1]	5,137,385	$491,575
NIKE, Inc., Class B	6,495,000	487,904
Other securities		4,120,328
		8,618,307

Communication services 8.24%
Alphabet Inc., Class C2	874,467	957,043
Alphabet Inc., Class A2	753,480	836,099
Netflix, Inc.[2]	3,728,140	1,066,733
Facebook, Inc., Class A2	6,527,000	917,761
Verizon Communications Inc.	13,778,306	830,832
Other securities		2,976,626
		7,585,094

Energy 6.81%
Royal Dutch Shell PLC, Class B1	35,750,000	1,093,414
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	18,441,110	559,104
Royal Dutch Shell PLC, Class B (ADR)	344,800	21,388
Royal Dutch Shell PLC, Class A (ADR)	45,689	2,760
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	15,502	469
Canadian Natural Resources, Ltd. (CAD denominated)	26,896,048	675,918
Canadian Natural Resources, Ltd.	1,467,000	36,895
EOG Resources, Inc.	6,007,700	620,655
Other securities		3,258,852
		6,269,455

Industrials 6.56%
Airbus SE, non-registered shares[1]	8,062,270	868,042
Lockheed Martin Corp.	1,908,000	573,220
Other securities		4,595,686
		6,036,948

Consumer staples 6.20%
British American Tobacco PLC[1]	25,014,430	872,601
British American Tobacco PLC (ADR)	4,775,983	166,539
Nestlé SA1	11,307,113	965,514
Altria Group, Inc.	14,860,500	814,801
Philip Morris International Inc.	6,523,500	564,478
Coca-Cola Co.	10,013,000	504,655
Other securities		1,819,396
		5,707,984

Materials 4.22%
Vale SA, ordinary nominative	63,927,611	872,867
Vale SA, ordinary nominative (ADR)	41,053,412	562,432
Rio Tinto PLC[1]	16,375,514	743,391
Other securities		1,705,978
		3,884,668

Utilities 3.30%
Other securities		3,032,062

Real estate 2.94%
Other securities		2,706,191

Miscellaneous 4.94%
Other common stocks in initial period of acquisition		4,544,906

Total common stocks (cost: $68,861,813,000)		83,424,125

Convertible stocks 0.04%
Real estate 0.04%
Other securities		39,376

Total convertible stocks (cost: $36,300,000)		39,376

Capital World Growth and Income Fund	9

Bonds, notes & other debt instruments 0.59%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.37%
Other 0.37%
Other securities		$341,899

Bonds & notes of governments & government agencies outside the U.S. 0.19%
Other securities		168,001

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
U.S. Treasury 1.125% 2019	$30,000	29,908

Total bonds, notes & other debt instruments (cost: $518,518,000)		539,808

Short-term securities 8.61%
Federal Home Loan Bank 2.20%–2.30% due 1/2/2019–2/1/2019	1,492,900	1,488,524
Intel Corp. 2.28% due 12/5/2018[3]	33,200	33,190
U.S. Treasury Bills 2.04%–2.42% due 12/13/2018–5/2/2019	3,482,600	3,460,325
Other securities		2,939,113

Total short-term securities (cost: $7,924,346,000)		7,921,152
Total investment securities 99.89% (cost: $77,340,977,000)		91,924,461
Other assets less liabilities 0.11%		104,732

Net assets 100.00%		$92,029,193

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 11/30/2018 (000)
USD182,526	GBP140,000	Goldman Sachs	12/7/2018	$ 4,078

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 11/30/2018 (000)
Common stocks 0.48%
Consumer discretionary 0.48%
Ocado Group PLC[1,2]	39,080,197	2,836,300	—	41,916,497	$—	$239,700	$—	$444,285
Greene King PLC[1,4]	16,165,653	—	16,165,653	—	(107,328)	103,830	5,318	—
								444,285

10	Capital World Growth and Income Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 11/30/2018 (000)
Communication services 0.00%
ProSiebenSat.1 Media SE1,4	13,255,754	—	5,701,754	7,554,000	$(65,011)	$(37,079)	$24,528	$—
LG Uplus Corp.[1,4]	29,169,442	1,732,300	16,771,442	14,130,300	(14,601)	67,633	10,843	—
								—
Total 0.48%					$(186,940)	$374,084	$40,689	$444,285

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $37,550,545,000, which represented 40.80% of the net assets of the fund. This amount includes $37,416,960,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,429,916,000, which represented 2.64% of the net assets of the fund.
[4]	Unaffiliated issuer at 11/30/2018.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements

Capital World Growth and Income Fund	11

Financial statements

Statement of assets and liabilities at November 30, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $77,130,640)	$91,480,176
Affiliated issuers (cost: $210,337)	444,285	$91,924,461
Cash		129,260
Cash denominated in currencies other than U.S. dollars (cost: $182,584)		49,213
Unrealized appreciation on open forward currency contracts		4,078
Receivables for:
Sales of investments	120,203
Sales of fund’s shares	70,795
Dividends and interest	217,468
Other	63	408,529
		92,515,541
Liabilities:
Payables for:
Purchases of investments	337,972
Repurchases of fund’s shares	81,460
Investment advisory services	28,029
Services provided by related parties	25,593
Trustees’ deferred compensation	1,531
Other	11,763	486,348
Net assets at November 30, 2018		$92,029,193

Net assets consist of:
Capital paid in on shares of beneficial interest		$73,157,423
Total distributable earnings		18,871,770
Net assets at November 30, 2018		$92,029,193

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,926,937 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$50,381,925	1,054,038		$47.80
Class C	1,987,634	42,086		47.23
Class T	10	—	*	47.80
Class F-1	3,295,016	69,098		47.69
Class F-2	8,635,841	180,805		47.76
Class F-3	3,050,481	63,806		47.81
Class 529-A	3,291,230	69,103		47.63
Class 529-C	462,365	9,752		47.41
Class 529-E	122,709	2,581		47.55
Class 529-T	11	—	*	47.80
Class 529-F-1	170,807	3,582		47.68
Class R-1	190,781	4,035		47.28
Class R-2	755,052	16,014		47.15
Class R-2E	57,731	1,213		47.59
Class R-3	1,693,435	35,690		47.45
Class R-4	1,639,647	34,392		47.67
Class R-5E	37,286	781		47.74
Class R-5	1,125,129	23,525		47.83
Class R-6	15,132,103	316,436		47.82

*	Amount less than one thousand.

See notes to financial statements

12	Capital World Growth and Income Fund

Statement of operations for the year ended November 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $170,791; also includes $40,689 from affiliates)	$2,709,108
Interest (net of non-U.S. taxes of $697)	169,067	$2,878,175
Fees and expenses*:
Investment advisory services	366,039
Distribution services	208,120
Transfer agent services	87,395
Administrative services	26,933
Reports to shareholders	2,957
Registration statement and prospectus	1,556
Trustees’ compensation	448
Auditing and legal	254
Custodian	10,427
Other	3,463	707,592
Net investment income		2,170,583

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	4,342,913
Affiliated issuers	(186,940)
Forward currency contracts	4,726
Currency transactions	(30,560)	4,130,139
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $3,760):
Unaffiliated issuers	(10,156,417)
Affiliated issuers	374,084
Forward currency contracts	9,370
Currency translations	(2,610)	(9,775,573)
Net realized gain and unrealized depreciation		(5,645,434)

Net decrease in net assets resulting from operations		$(3,474,851)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

Capital World Growth and Income Fund	13

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2018	2017
Operations:
Net investment income	$2,170,583	$1,729,554
Net realized gain	4,130,139	4,902,858
Net unrealized (depreciation) appreciation	(9,775,573)	13,132,052
Net (decrease) increase in net assets resulting from operations	(3,474,851)	19,764,464

Distributions paid to shareholders	(6,411,671)	(4,208,628	)*

Net capital share transactions	4,504,986	805,149

Total (decrease) increase in net assets	(5,381,536)	16,360,985

Net assets:
Beginning of year	97,410,729	81,049,744
End of year	$92,029,193	$97,410,729

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $1,969,024 from net investment income and $2,239,604 from net realized gain on investments.

See notes to financial statements

14	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital World Growth and Income Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed- income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

16	Capital World Growth and Income Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$8,424,208	$4,957,944	$—	$13,382,152
Health care	9,038,301	2,391,392	—	11,429,693
Financials	3,250,239	6,976,426	—	10,226,665
Consumer discretionary	4,847,835	3,770,472	—	8,618,307
Communication services	5,330,240	2,254,854	—	7,585,094
Energy	3,461,599	2,807,856	—	6,269,455
Industrials	3,214,441	2,822,507	—	6,036,948
Consumer staples	2,441,901	3,266,083	—	5,707,984
Materials	2,192,416	1,692,252	—	3,884,668
Utilities	848,566	2,183,496	—	3,032,062
Real estate	991,156	1,715,035	—	2,706,191
Miscellaneous	1,832,678	2,712,228	—	4,544,906
Convertible stocks	39,376	—	—	39,376
Bonds, notes & other debt instruments	—	539,808	—	539,808
Short-term securities	—	7,921,152	—	7,921,152
Total	$45,912,956	$46,011,505	$—	$91,924,461

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$4,078	$—	$4,078

* Forward currency contracts are not included in the investment portfolio.

Capital World Growth and Income Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

18	Capital World Growth and Income Fund

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $218,731,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$4,078	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$4,726	Net unrealized appreciation on forward currency contracts	$9,370

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and
		subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Goldman Sachs	$4,078	$—	$—	$(4,078)	$—

* Non-cash collateral is shown on a settlement basis.

Capital World Growth and Income Fund	19

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2018, the fund reclassified $255,507,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$542,637
Undistributed long-term capital gains	4,063,418
Post-October capital loss deferral*	(105,290)
Gross unrealized appreciation on investments	19,045,173
Gross unrealized depreciation on investments	(4,667,487)
Net unrealized appreciation on investments	14,377,686
Cost of investments	77,550,853

* This deferral is considered incurred in the subsequent year.

20	Capital World Growth and Income Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2018				Year ended November 30, 2017
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$1,008,228		$2,675,586	$3,683,814	$1,188,285		$1,387,059	$2,575,344
Class B1					240		1,562	1,802
Class C	23,826		125,516	149,342	40,873		80,390	121,263
Class T2	—	[3]	1	1	—	[3]	—	—	[3]
Class F-1	66,241		181,528	247,769	77,749		91,483	169,232
Class F-2	160,767		340,486	501,253	159,998		159,723	319,721
Class F-3[4]	61,516		121,092	182,608	16,016		—	16,016
Class 529-A	62,696		169,951	232,647	67,588		79,155	146,743
Class 529-B1					34		220	254
Class 529-C	4,691		27,414	32,105	9,956		18,264	28,220
Class 529-E	2,057		6,539	8,596	2,465		3,236	5,701
Class 529-T2	—	[3]	1	1	—	[3]	—	—	[3]
Class 529-F-1	3,092		7,127	10,219	3,118		3,215	6,333
Class R-1	2,276		11,125	13,401	3,398		6,189	9,587
Class R-2	9,034		44,360	53,394	13,868		25,406	39,274
Class R-2E	765		2,530	3,295	566		461	1,027
Class R-3	29,243		99,799	129,042	38,573		52,656	91,229
Class R-4	33,351		94,670	128,021	40,948		48,186	89,134
Class R-5E	497		679	1,176	254		240	494
Class R-5	26,310		61,406	87,716	29,985		30,978	60,963
Class R-6	309,376		637,895	947,271	275,110		251,181	526,291
Total	$1,803,966		$4,607,705	$6,411,671	$1,969,024		$2,239,604	$4,208,628

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of average daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2018, the investment advisory services fee was $366,039,000, which was equivalent to an annualized rate of 0.372% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

Capital World Growth and Income Fund	21

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	Capital World Growth and Income Fund

For the year ended November 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$137,096	$58,597		$5,576		Not applicable
Class C	23,760	2,543		1,194		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	9,299	4,782		1,868		Not applicable
Class F-2	Not applicable	8,123		4,062		Not applicable
Class F-3	Not applicable	146		1,477		Not applicable
Class 529-A	8,308	3,329		1,796		$2,367
Class 529-C	5,383	530		273		359
Class 529-E	673	72		68		90
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	146		80		106
Class R-1	2,209	231		111		Not applicable
Class R-2	6,485	3,106		434		Not applicable
Class R-2E	351	120		29		Not applicable
Class R-3	9,886	3,035		991		Not applicable
Class R-4	4,670	1,907		935		Not applicable
Class R-5E	Not applicable	39		14		Not applicable
Class R-5	Not applicable	636		631		Not applicable
Class R-6	Not applicable	53		7,394		Not applicable
Total class-specific expenses	$208,120	$87,395		$26,933		$2,922

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $448,000 in the fund’s statement of operations reflects $448,000 in current fees (either paid in cash or deferred).

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2018.

Capital World Growth and Income Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2018

Class A	$2,531,228	49,244		$3,618,195		70,923		$(7,009,327)	(137,189)	$(859,904)	(17,022)
Class C	236,932	4,653		147,832		2,932		(841,836)	(16,539)	(457,072)	(8,954)
Class T	—	—		—		—		—	—	—	—
Class F-1	647,941	12,582		241,465		4,743		(1,045,994)	(20,439)	(156,588)	(3,114)
Class F-2	3,412,608	66,962		480,899		9,433		(1,505,227)	(29,550)	2,388,280	46,845
Class F-3	1,156,846	22,520		175,368		3,437		(508,390)	(9,964)	823,824	15,993
Class 529-A	499,747	9,652		232,574		4,574		(497,151)	(9,752)	235,170	4,474
Class 529-C	53,080	1,041		32,098		634		(328,997)	(6,345)	(243,819)	(4,670)
Class 529-E	12,156	238		8,595		170		(22,641)	(444)	(1,890)	(36)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	55,669	1,111		10,206		200		(28,347)	(554)	37,528	757
Class R-1	14,372	282		13,386		265		(48,645)	(963)	(20,887)	(416)
Class R-2	145,061	2,857		53,352		1,059		(289,325)	(5,712)	(90,912)	(1,796)
Class R-2E	20,121	394		3,295		65		(12,658)	(248)	10,758	211
Class R-3	319,214	6,254		128,901		2,545		(674,796)	(13,257)	(226,681)	(4,458)
Class R-4	312,340	6,084		127,953		2,515		(616,368)	(12,076)	(176,075)	(3,477)
Class R-5E	30,890	612		1,176		23		(6,416)	(126)	25,650	509
Class R-5	182,504	3,552		87,609		1,717		(325,484)	(6,342)	(55,371)	(1,073)
Class R-6	3,336,663	65,390		947,010		18,557		(1,010,699)	(19,777)	3,272,974	64,170
Total net increase (decrease)	$12,967,372	253,428		$6,309,915		123,792		$(14,772,301)	(289,277)	$4,504,986	87,943

Year ended November 30, 2017

Class A	$2,628,362	54,577		$2,524,538		55,645		$(8,168,557)	(170,064)	$(3,015,657)	(59,842)
Class B3	53	1		1,789		41		(76,246)	(1,666)	(74,404)	(1,624)
Class C	256,113	5,351		119,475		2,690		(1,120,022)	(23,604)	(744,434)	(15,563)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	804,915	16,771		164,457		3,633		(1,060,101)	(21,994)	(90,729)	(1,590)
Class F-2	3,353,864	69,747		305,902		6,723		(3,336,739)	(69,128)	323,027	7,342
Class F-3[5]	2,513,596	51,259		14,297		285		(188,965)	(3,731)	2,338,928	47,813
Class 529-A	249,031	5,202		146,693		3,242		(390,242)	(8,103)	5,482	341
Class 529-B3	25	1		254		6		(11,073)	(243)	(10,794)	(236)
Class 529-C	55,756	1,168		28,193		632		(108,029)	(2,269)	(24,080)	(469)
Class 529-E	11,860	247		5,700		126		(19,056)	(397)	(1,496)	(24)
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	27,329	567		6,328		139		(22,865)	(472)	10,792	234
Class R-1	15,092	317		9,576		215		(53,986)	(1,133)	(29,318)	(601)
Class R-2	149,744	3,148		39,230		883		(335,416)	(7,085)	(146,442)	(3,054)
Class R-2E	35,881	753		1,027		22		(6,630)	(136)	30,278	639
Class R-3	429,435	8,982		91,068		2,026		(664,502)	(13,926)	(143,999)	(2,918)
Class R-4	431,764	8,942		89,098		1,969		(587,924)	(12,304)	(67,062)	(1,393)
Class R-5E	4,896	99		493		11		(1,572)	(32)	3,817	78
Class R-5	294,683	6,118		60,888		1,338		(378,138)	(7,878)	(22,567)	(422)
Class R-6	3,329,787	68,917		526,173		11,516		(1,392,173)	(28,694)	2,463,787	51,739
Total net increase (decrease)	$14,592,206	302,167		$4,135,179		91,142		$(17,922,236)	(372,859)	$805,149	20,450

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	Capital World Growth and Income Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $45,057,473,000 and $46,889,837,000, respectively, during the year ended November 30, 2018.

Capital World Growth and Income Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
11/30/2018	$53.02	$1.11	$(2.89)	$(1.78)	$(.93)	$(2.51)	$(3.44)	$47.80	(3.69)%	$50,382		.75%		2.17%
11/30/2017	44.61	.93	9.79	10.72	(1.07)	(1.24)	(2.31)	53.02	24.96	56,786		.77		1.93
11/30/2016	45.34	.96	.06	1.02	(1.04)	(.71)	(1.75)	44.61	2.42	50,454		.79		2.20
11/30/2015	47.87	.90	(2.38)	(1.48)	(1.05)	—	(1.05)	45.34	(3.12)	53,886		.77		1.93
11/30/2014	44.68	1.20	3.00	4.20	(1.01)	—	(1.01)	47.87	9.52	57,559		.77		2.59
Class C:
11/30/2018	52.41	.70	(2.86)	(2.16)	(.51)	(2.51)	(3.02)	47.23	(4.45)	1,988		1.54		1.38
11/30/2017	44.12	.55	9.66	10.21	(.68)	(1.24)	(1.92)	52.41	23.95	2,675		1.56		1.14
11/30/2016	44.85	.61	.05	.66	(.68)	(.71)	(1.39)	44.12	1.60	2,938		1.59		1.41
11/30/2015	47.34	.52	(2.34)	(1.82)	(.67)	—	(.67)	44.85	(3.87)	3,757		1.57		1.13
11/30/2014	44.19	.83	2.96	3.79	(.64)	—	(.64)	47.34	8.65	4,582		1.57		1.82
Class T:
11/30/2018	53.03	1.22	(2.90)	(1.68)	(1.04)	(2.51)	(3.55)	47.80	(3.48)[4]	—	[5]	.53	[4]	2.38	[4]
11/30/2017[6,7]	46.73	.68	6.22	6.90	(.60)	—	(.60)	53.03	14.86 [4,8]	—	[5]	.56	[4,9]	2.09	[4,9]
Class F-1:
11/30/2018	52.90	1.08	(2.88)	(1.80)	(.90)	(2.51)	(3.41)	47.69	(3.74)	3,295		.81		2.12
11/30/2017	44.53	.90	9.76	10.66	(1.05)	(1.24)	(2.29)	52.90	24.86	3,820		.83		1.87
11/30/2016	45.25	.93	.08	1.01	(1.02)	(.71)	(1.73)	44.53	2.39	3,286		.83		2.14
11/30/2015	47.78	.89	(2.39)	(1.50)	(1.03)	—	(1.03)	45.25	(3.17)	3,791		.81		1.90
11/30/2014	44.59	1.21	2.97	4.18	(.99)	—	(.99)	47.78	9.48	3,861		.81		2.62
Class F-2:
11/30/2018	52.98	1.21	(2.88)	(1.67)	(1.04)	(2.51)	(3.55)	47.76	(3.49)	8,636		.54		2.38
11/30/2017	44.59	1.05	9.76	10.81	(1.18)	(1.24)	(2.42)	52.98	25.21	7,098		.55		2.17
11/30/2016	45.33	1.07	.05	1.12	(1.15)	(.71)	(1.86)	44.59	2.66	5,646		.55		2.45
11/30/2015	47.85	1.01	(2.37)	(1.36)	(1.16)	—	(1.16)	45.33	(2.90)	4,244		.54		2.16
11/30/2014	44.67	1.23	3.07	4.30	(1.12)	—	(1.12)	47.85	9.76	4,168		.53		2.66
Class F-3:
11/30/2018	53.03	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.81	(3.39)	3,050		.44		2.48
11/30/2017[6,10]	45.54	.82	7.54	8.36	(.87)	—	(.87)	53.03	18.53 [8]	2,536		.45	[9]	1.93	[9]
Class 529-A:
11/30/2018	52.84	1.07	(2.88)	(1.81)	(.89)	(2.51)	(3.40)	47.63	(3.77)	3,291		.83		2.10
11/30/2017	44.48	.90	9.74	10.64	(1.04)	(1.24)	(2.28)	52.84	24.87	3,415		.84		1.86
11/30/2016	45.21	.92	.06	.98	(1.00)	(.71)	(1.71)	44.48	2.34	2,859		.87		2.12
11/30/2015	47.73	.86	(2.37)	(1.51)	(1.01)	—	(1.01)	45.21	(3.19)	2,936		.86		1.84
11/30/2014	44.55	1.15	3.00	4.15	(.97)	—	(.97)	47.73	9.43	3,104		.86		2.50

26	Capital World Growth and Income Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
11/30/2018	$52.56	$.67	$(2.86)	$(2.19)	$(.45)	$(2.51)	$(2.96)	$47.41	(4.49)%	$462		1.59%		1.32%
11/30/2017	44.25	.52	9.70	10.22	(.67)	(1.24)	(1.91)	52.56	23.90	758		1.61		1.09
11/30/2016	44.98	.58	.06	.64	(.66)	(.71)	(1.37)	44.25	1.55	659		1.64		1.35
11/30/2015	47.49	.49	(2.35)	(1.86)	(.65)	—	(.65)	44.98	(3.95)	701		1.64		1.07
11/30/2014	44.33	.79	2.99	3.78	(.62)	—	(.62)	47.49	8.57	756		1.64		1.73
Class 529-E:
11/30/2018	52.76	.96	(2.89)	(1.93)	(.77)	(2.51)	(3.28)	47.55	(3.98)	123		1.05		1.88
11/30/2017	44.41	.79	9.73	10.52	(.93)	(1.24)	(2.17)	52.76	24.58	138		1.06		1.63
11/30/2016	45.14	.82	.07	.89	(.91)	(.71)	(1.62)	44.41	2.11	117		1.09		1.90
11/30/2015	47.65	.75	(2.36)	(1.61)	(.90)	—	(.90)	45.14	(3.41)	122		1.09		1.61
11/30/2014	44.48	1.04	2.99	4.03	(.86)	—	(.86)	47.65	9.16	130		1.09		2.27
Class 529-T:
11/30/2018	53.02	1.19	(2.89)	(1.70)	(1.01)	(2.51)	(3.52)	47.80	(3.54)[4]	—	[5]	.59	[4]	2.32	[4]
11/30/2017[6,7]	46.73	.66	6.22	6.88	(.59)	—	(.59)	53.02	14.81 [4,8]	—	[5]	.61	[4,9]	2.03	[4,9]
Class 529-F-1:
11/30/2018	52.90	1.18	(2.88)	(1.70)	(1.01)	(2.51)	(3.52)	47.68	(3.55)	171		.60		2.32
11/30/2017	44.52	1.01	9.75	10.76	(1.14)	(1.24)	(2.38)	52.90	25.14	149		.62		2.08
11/30/2016	45.25	1.02	.06	1.08	(1.10)	(.71)	(1.81)	44.52	2.56	115		.64		2.34
11/30/2015	47.78	.96	(2.37)	(1.41)	(1.12)	—	(1.12)	45.25	(2.99)	113		.64		2.07
11/30/2014	44.60	1.25	3.00	4.25	(1.07)	—	(1.07)	47.78	9.66	114		.64		2.71
Class R-1:
11/30/2018	52.48	.70	(2.87)	(2.17)	(.52)	(2.51)	(3.03)	47.28	(4.46)	191		1.54		1.39
11/30/2017	44.18	.55	9.69	10.24	(.70)	(1.24)	(1.94)	52.48	23.99	234		1.54		1.16
11/30/2016	44.91	.62	.07	.69	(.71)	(.71)	(1.42)	44.18	1.65	223		1.55		1.44
11/30/2015	47.42	.54	(2.36)	(1.82)	(.69)	—	(.69)	44.91	(3.87)	257		1.54		1.16
11/30/2014	44.26	.84	2.98	3.82	(.66)	—	(.66)	47.42	8.69	302		1.54		1.83
Class R-2:
11/30/2018	52.34	.70	(2.86)	(2.16)	(.52)	(2.51)	(3.03)	47.15	(4.45)	755		1.54		1.38
11/30/2017	44.07	.55	9.66	10.21	(.70)	(1.24)	(1.94)	52.34	23.98	932		1.54		1.16
11/30/2016	44.81	.62	.06	.68	(.71)	(.71)	(1.42)	44.07	1.63	920		1.54		1.44
11/30/2015	47.31	.56	(2.35)	(1.79)	(.71)	—	(.71)	44.81	(3.82)	1,061		1.50		1.20
11/30/2014	44.17	.85	2.96	3.81	(.67)	—	(.67)	47.31	8.69	1,244		1.52		1.86
Class R-2E:
11/30/2018	52.80	.86	(2.88)	(2.02)	(.68)	(2.51)	(3.19)	47.59	(4.15)	58		1.24		1.68
11/30/2017	44.47	.69	9.75	10.44	(.87)	(1.24)	(2.11)	52.80	24.34	53		1.24		1.42
11/30/2016	45.25	.73	.10	.83	(.90)	(.71)	(1.61)	44.47	1.98	16		1.23		1.68
11/30/2015	47.84	.72	(2.39)	(1.67)	(.92)	—	(.92)	45.25	(3.54)	1		1.19		1.54
11/30/2014[6,11]	47.71	.12	.21	.33	(.20)	—	(.20)	47.84	.70 [4,8]	—	[5]	.30	[4,8]	.26	[4,8]

See end of table for footnotes.

Capital World Growth and Income Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
11/30/2018	$52.65	$.93	$(2.87)	$(1.94)	$(.75)	$(2.51)	$(3.26)	$47.45	(4.02)%	$1,693		1.09%		1.83%
11/30/2017	44.32	.77	9.72	10.49	(.92)	(1.24)	(2.16)	52.65	24.54	2,114		1.09		1.60
11/30/2016	45.05	.82	.06	.88	(.90)	(.71)	(1.61)	44.32	2.10	1,909		1.10		1.88
11/30/2015	47.57	.75	(2.37)	(1.62)	(.90)	—	(.90)	45.05	(3.43)	2,246		1.09		1.61
11/30/2014	44.40	1.05	2.98	4.03	(.86)	—	(.86)	47.57	9.18	2,629		1.09		2.28
Class R-4:
11/30/2018	52.89	1.09	(2.89)	(1.80)	(.91)	(2.51)	(3.42)	47.67	(3.72)	1,640		.79		2.13
11/30/2017	44.51	.92	9.76	10.68	(1.06)	(1.24)	(2.30)	52.89	24.93	2,003		.79		1.90
11/30/2016	45.24	.95	.06	1.01	(1.03)	(.71)	(1.74)	44.51	2.40	1,748		.80		2.18
11/30/2015	47.76	.89	(2.37)	(1.48)	(1.04)	—	(1.04)	45.24	(3.13)	2,003		.79		1.91
11/30/2014	44.58	1.19	2.99	4.18	(1.00)	—	(1.00)	47.76	9.49	2,275		.79		2.59
Class R-5E:
11/30/2018	52.96	1.20	(2.89)	(1.69)	(1.02)	(2.51)	(3.53)	47.74	(3.53)	37		.58		2.37
11/30/2017	44.59	1.01	9.78	10.79	(1.18)	(1.24)	(2.42)	52.96	25.17	14		.58		2.09
11/30/2016	45.34	1.01	.06	1.07	(1.11)	(.71)	(1.82)	44.59	2.54	9		.66		2.31
11/30/2015[6,12]	45.70	.02	(.38)	(.36)	—	—	—	45.34	(.79)[8]	—	[5]	.02	[8]	.04	[8]
Class R-5:
11/30/2018	53.05	1.25	(2.89)	(1.64)	(1.07)	(2.51)	(3.58)	47.83	(3.44)	1,125		.49		2.44
11/30/2017	44.64	1.07	9.78	10.85	(1.20)	(1.24)	(2.44)	53.05	25.29	1,305		.49		2.21
11/30/2016	45.37	1.10	.04	1.14	(1.16)	(.71)	(1.87)	44.64	2.71	1,117		.50		2.51
11/30/2015	47.90	1.03	(2.38)	(1.35)	(1.18)	—	(1.18)	45.37	(2.84)	1,393		.49		2.21
11/30/2014	44.70	1.35	2.99	4.34	(1.14)	—	(1.14)	47.90	9.83	1,509		.49		2.93
Class R-6:
11/30/2018	53.04	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.82	(3.39)	15,132		.44		2.48
11/30/2017	44.64	1.08	9.79	10.87	(1.23)	(1.24)	(2.47)	53.04	25.33	13,381		.45		2.23
11/30/2016	45.37	1.10	.07	1.17	(1.19)	(.71)	(1.90)	44.64	2.77	8,951		.45		2.52
11/30/2015	47.89	1.05	(2.37)	(1.32)	(1.20)	—	(1.20)	45.37	(2.78)	7,390		.45		2.26
11/30/2014	44.70	1.31	3.04	4.35	(1.16)	—	(1.16)	47.89	9.87	6,334		.44		2.83

	Year ended November 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	49%	35%	35%	35%	36%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.34 and .73 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

28	Capital World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 11, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital World Growth and Income Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2018, through November 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Capital World Growth and Income Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2018	11/30/2018	during period*	expense ratio
Class A – actual return	$1,000.00	$935.59	$3.64	.75%
Class A – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class C – actual return	1,000.00	931.75	7.41	1.53
Class C – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class T – actual return	1,000.00	936.55	2.62	.54
Class T – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-1 – actual return	1,000.00	935.30	3.98	.82
Class F-1 – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 – actual return	1,000.00	936.33	2.62	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	937.03	2.14	.44
Class F-3 – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class 529-A – actual return	1,000.00	935.17	4.03	.83
Class 529-A – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class 529-C – actual return	1,000.00	931.56	7.65	1.58
Class 529-C – assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-E – actual return	1,000.00	934.02	5.09	1.05
Class 529-E – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-T – actual return	1,000.00	936.31	2.86	.59
Class 529-T – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class 529-F-1 – actual return	1,000.00	936.15	2.86	.59
Class 529-F-1 – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-1 – actual return	1,000.00	931.70	7.46	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 – actual return	1,000.00	931.78	7.55	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2E – actual return	1,000.00	933.19	6.06	1.25
Class R-2E – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-3 – actual return	1,000.00	933.91	5.33	1.10
Class R-3 – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 – actual return	1,000.00	935.43	3.83	.79
Class R-4 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5E – actual return	1,000.00	936.28	2.86	.59
Class R-5E – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-5 – actual return	1,000.00	936.85	2.38	.49
Class R-5 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 – actual return	1,000.00	936.89	2.14	.44
Class R-6 – assumed 5% return	1,000.00	1,022.86	2.23	.44

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Growth and Income Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2018:

Long-term capital gains	$4,863,134,000
Foreign taxes	$0.09 per share
Foreign source income	$1.12 per share
Qualified dividend income	100%
Corporate dividends received deduction	$768,904,000
U.S. government income that may be exempt from state taxation	$42,197,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

32	Capital World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

Capital World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI ACWI (All Country World Index) and the Lipper Global Funds Index. They reviewed the results for the one-, three-, five-, 10-, 20-year and lifetime periods, placing greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital World Growth and Income Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis Jr., PhD, 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Former President, Open Society Foundations	6	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President and Trustee	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark E. Denning, 1957 Co-President	1993	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research Company;[7] Partner — Capital World Investors, Capital International, Inc.[7]
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
L. Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael Cohen, 1961 Senior Vice President	2014	Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[7] Partner — Capital International Investors, Capital International Limited;[7] Chairman of the Board and Senior Vice President, Capital International Limited[7]
David M. Riley, 1967 Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Alexander G. Sheynkman, 1963 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of L. Alfonso Barroso, Michael Cohen and Alexander G. Sheynkman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	43

Board of trustees and other officers (continued)

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)
1,933,864,185

Total shares voting on November 28, 2018
1,648,723,289 (85.3% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Joseph C. Berenato	1,612,051,690	97.8%	36,671,599	2.2%
Mary Anne Dolan	1,614,703,647	97.9	34,019,641	2.1
John G. Freund	1,613,938,226	97.9	34,785,063	2.1
Pedro J. Greer Jr.	1,614,391,023	97.9	34,332,266	2.1
R. Clark Hooper	1,612,759,069	97.8	35,964,219	2.2
Merit E. Janow	1,614,291,453	97.9	34,431,835	2.1
Leonade D. Jones	1,613,053,154	97.8	35,670,134	2.2
Winnie Kwan	1,615,528,325	98.0	33,194,964	2.0
Sung Lee	1,614,618,418	97.9	34,104,871	2.1
Earl Lewis Jr.	1,614,062,943	98.0	33,274,910	2.0
Christopher E. Stone	1,613,808,749	98.0	33,529,104	2.0

44	Capital World Growth and Income Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2018, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

IMAGE OMITTED [x1_c92715x48x1.jpg]

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	WGI

Registrant:
a) Audit Fees:

2017	$145,000
2018	$128,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$9,000
2018	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	$684,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	$51,000
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $60,000 for fiscal year 2017 and $684,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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Capital World Growth and Income Fund®

Investment portfolio

November 30, 2018

Common stocks 90.65% Information technology 14.54%	Shares	Value (000)
Broadcom Inc.	9,076,393	$2,154,826
Microsoft Corp.	16,036,500	1,778,288
Samsung Electronics Co., Ltd.1	34,890,950	1,309,937
Taiwan Semiconductor Manufacturing Co., Ltd.1	150,411,000	1,099,551
Intel Corp.	20,718,000	1,021,605
SK hynix, Inc.1	15,050,000	941,402
Mastercard Inc., Class A	3,304,072	664,350
Micron Technology, Inc.2	15,520,000	598,451
ASML Holding NV1	3,250,422	552,685
Texas Instruments Inc.	4,196,185	418,989
AAC Technologies Holdings Inc.1	54,108,302	385,507
Apple Inc.	1,865,200	333,087
Tokyo Electron Ltd.1	1,890,000	264,315
Accenture PLC, Class A	1,604,000	263,890
Applied Materials, Inc.	6,151,000	229,309
ServiceNow, Inc.2	1,153,500	213,709
Xiaomi Corp., Class B1,2	100,866,752	184,931
Jack Henry & Associates, Inc.	1,310,000	183,007
Visa Inc., Class A	1,085,000	153,755
Murata Manufacturing Co., Ltd.1	986,200	151,862
Sabre Corp.	5,864,000	149,943
Tableau Software, Inc., Class A2	1,139,700	142,052
QUALCOMM Inc.	1,589,000	92,575
United Microelectronics Corp.1	180,911,809	67,754
Western Union Co.	1,408,000	26,372
		13,382,152
Health care 12.42%
AbbVie Inc.	23,032,266	2,171,252
UnitedHealth Group Inc.	4,767,250	1,341,313
Novartis AG1	14,449,000	1,319,000
Abbott Laboratories	14,086,400	1,043,098
Amgen Inc.	4,525,099	942,352
Thermo Fisher Scientific Inc.	2,738,000	683,268
Stryker Corp.	3,123,500	548,049
Gilead Sciences, Inc.	6,480,492	466,207
AstraZeneca PLC1	4,994,000	390,363
Pfizer Inc.	8,355,000	386,252
Merck & Co., Inc.	3,858,300	306,118
Boston Scientific Corp.2	7,400,000	278,758
Johnson & Johnson	1,545,000	226,960
Teva Pharmaceutical Industries Ltd. (ADR)	10,196,590	219,635
Daiichi Sankyo Co., Ltd.1	5,775,600	212,015
Koninklijke Philips NV1	4,856,000	183,820
Centene Corp.2	1,020,000	145,095
EssilorLuxottica1	981,400	124,659
Illumina, Inc.2	355,382	119,941

Capital World Growth and Income Fund — Page 1 of 9

Common stocks Health care (continued)	Shares	Value (000)
Express Scripts Holding Co.2	1,165,000	$118,213
GlaxoSmithKline PLC1	4,096,320	84,763
Grifols, SA, Class B, nonvoting preferred, non-registered shares1	3,859,000	76,772
Hologic, Inc.2	941,000	41,790
		11,429,693
Financials 11.11%
AIA Group Ltd.1	122,014,896	1,000,791
Prudential PLC1	49,146,204	965,614
CME Group Inc., Class A	4,208,110	799,877
Zurich Insurance Group AG1	2,150,877	675,337
Barclays PLC1	261,727,015	545,535
China Construction Bank Corp., Class H1	633,961,000	542,116
Kotak Mahindra Bank Ltd.1	28,289,766	501,036
JPMorgan Chase & Co.	4,369,500	485,845
HDFC Bank Ltd.1	12,574,142	383,660
HDFC Bank Ltd. (ADR)	540,900	54,858
Bank of China Ltd., Class H1	720,899,000	315,824
BNP Paribas SA1	5,331,303	268,509
Nasdaq, Inc.	2,831,231	258,548
Wells Fargo & Co.	4,682,000	254,139
DBS Group Holdings Ltd1	13,753,554	245,680
American International Group, Inc.	5,599,742	242,189
Deutsche Boerse AG1	1,412,805	180,576
Aon PLC, Class A	1,005,000	165,936
Intercontinental Exchange, Inc.	2,025,000	165,483
Sampo Oyj, Class A1	3,687,102	164,656
Banco Bradesco SA, preferred nominative	15,400,000	153,164
Discover Financial Services	2,010,000	143,313
Ping An Insurance (Group) Co. of China, Ltd., Class H1	14,450,000	140,215
Toronto-Dominion Bank (CAD denominated)	2,365,000	130,937
Julius Baer Group Ltd.1	3,183,351	128,930
Standard Life Aberdeen PLC1	34,606,233	117,469
Société Générale1	3,148,991	115,967
Bank of Montreal	1,453,961	108,479
Lloyds Banking Group PLC1	152,268,764	107,472
Bankia, SA1	31,272,478	103,682
PNC Financial Services Group, Inc.	687,000	93,281
ABN AMRO Group NV, depository receipts1	3,018,000	77,292
KB Financial Group Inc.1	1,755,000	73,809
Principal Financial Group, Inc.	1,430,000	70,528
Hana Financial Group Inc.1	2,030,000	68,324
Housing Development Finance Corp. Ltd.1	2,105,838	60,242
Agricultural Bank of China Ltd., Class H1	132,771,000	60,228
Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander México, Class B (ADR)	9,750,000	59,475
Credit Suisse Group AG1	4,947,000	58,577
UBS Group AG1	4,203,000	57,029
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,849,000	26,581
Marsh & McLennan Companies, Inc.	245,600	21,785
HDFC Standard Life Insurance Co., Ltd.1	3,135,474	17,856
Chubb Ltd.	118,300	15,821
		10,226,665

Capital World Growth and Income Fund — Page 2 of 9

Common stocks Consumer discretionary 9.37%	Shares	Value (000)
Amazon.com, Inc.2	561,900	$949,707
Home Depot, Inc.	4,884,500	880,773
LVMH Moët Hennessy-Louis Vuitton SE1	2,146,700	617,781
Alibaba Group Holding Ltd. (ADR)2	3,483,400	560,340
Daimler AG1	9,063,750	509,899
Hyundai Motor Co.1	5,137,385	491,575
NIKE, Inc., Class B	6,495,000	487,904
Ocado Group PLC1,2,3	41,916,497	444,285
General Motors Co.	10,764,000	408,494
Marriott International, Inc., Class A	2,930,431	337,087
McDonald’s Corp.	1,381,500	260,427
Norwegian Cruise Line Holdings Ltd.2	4,362,000	223,858
Bayerische Motoren Werke AG1	2,736,100	223,689
Starbucks Corp.	3,105,000	207,166
Volkswagen AG, nonvoting preferred1	1,185,000	199,710
Wynn Macau, Ltd.1	80,316,800	183,782
adidas AG1	810,000	178,655
Shimano Inc.1	1,151,200	168,604
Carnival Corp., units	2,292,200	138,197
Restaurant Brands International Inc. (CAD denominated)	2,300,000	134,211
Industria de Diseño Textil, SA1	4,369,200	134,057
Ctrip.com International, Ltd. (ADR)2	4,115,000	118,718
Sony Corp.1	1,941,000	102,751
Lowe’s Companies, Inc.	1,017,000	95,974
Paddy Power Betfair PLC1	1,066,769	95,918
Midea Group Co., Ltd., Class A1	13,941,772	78,816
Kering SA1	154,000	67,447
Compass Group PLC1	2,934,000	62,783
Toyota Motor Corp.1	867,500	52,212
InterContinental Hotels Group PLC1	836,273	44,784
Hyundai Mobis Co., Ltd.1	277,500	44,684
Li & Fung Ltd.1	209,500,000	43,036
Las Vegas Sands Corp.	612,000	33,623
Merlin Entertainments PLC1	6,054,000	26,004
Wynn Resorts, Ltd.	103,804	11,356
		8,618,307
Communication services 8.24%
Alphabet Inc., Class C2	874,467	957,043
Alphabet Inc., Class A2	753,480	836,099
Netflix, Inc.2	3,728,140	1,066,733
Facebook, Inc., Class A2	6,527,000	917,761
Verizon Communications Inc.	13,778,306	830,832
Nintendo Co., Ltd.1	1,473,280	449,604
Tencent Holdings Ltd.1	10,207,400	409,431
SoftBank Group Corp.1	3,983,200	334,264
Activision Blizzard, Inc.	5,412,000	269,951
LG Uplus Corp.1	14,130,300	223,120
BT Group PLC1	63,525,086	212,151
ITV PLC1	100,850,000	187,089
Comcast Corp., Class A	4,750,000	185,297
ProSiebenSat.1 Media SE1	7,554,000	153,271
Yandex NV, Class A2	5,076,000	149,742
NetEase, Inc. (ADR)	514,300	116,782
Naspers Ltd., Class N1	565,000	113,504

Capital World Growth and Income Fund — Page 3 of 9

Common stocks Communication services (continued)	Shares	Value (000)
Nippon Telegraph and Telephone Corp.1	1,691,000	$69,717
Inmarsat PLC1	11,030,000	57,307
Bezeq - The Israel Telecommunication Corp. Ltd.1	39,237,838	45,396
		7,585,094
Energy 6.81%
Royal Dutch Shell PLC, Class B1	35,750,000	1,093,414
Royal Dutch Shell PLC, Class A (GBP denominated)1	18,441,110	559,104
Royal Dutch Shell PLC, Class B (ADR)	344,800	21,388
Royal Dutch Shell PLC, Class A (ADR)	45,689	2,760
Royal Dutch Shell PLC, Class A (EUR denominated)1	15,502	469
Canadian Natural Resources, Ltd. (CAD denominated)	26,896,048	675,918
Canadian Natural Resources, Ltd.	1,467,000	36,895
EOG Resources, Inc.	6,007,700	620,655
TOTAL SA1	8,118,295	451,930
TransCanada Corp.	10,519,668	431,111
BP PLC1	62,014,706	411,228
Enbridge Inc. (CAD denominated)	8,813,972	289,631
Enbridge Inc. (CAD denominated)4	1,148,994	37,756
Exxon Mobil Corp.	3,669,000	291,686
CNOOC Ltd.1	129,335,000	218,168
Chevron Corp.	1,707,900	203,138
ConocoPhillips	2,640,000	174,715
Halliburton Co.	5,145,783	161,732
Suncor Energy Inc.	4,750,000	153,155
Noble Energy, Inc.	6,125,000	145,408
Occidental Petroleum Corp.	1,480,000	104,000
ONEOK, Inc.	1,218,526	74,854
Oil Search Ltd.1	13,689,423	73,543
Kinder Morgan, Inc.	2,155,632	36,797
		6,269,455
Industrials 6.56%
Airbus SE, non-registered shares1	8,062,270	868,042
Lockheed Martin Corp.	1,908,000	573,220
J.B. Hunt Transport Services, Inc.	3,932,000	418,208
Boeing Co.	1,169,600	405,570
Northrop Grumman Corp.	1,433,000	372,408
CSX Corp.	4,825,000	350,440
Aena SME, SA, non-registered shares1	1,974,943	314,111
Stanley Black & Decker, Inc.	2,356,000	308,283
General Dynamics Corp.	1,568,500	290,000
International Consolidated Airlines Group, SA (CDI)1	33,788,657	270,258
ASSA ABLOY AB, Class B1	9,425,900	175,476
SMC Corp.1	460,000	155,934
CCR SA, ordinary nominative	44,348,044	148,974
Melrose Industries PLC1	63,838,381	144,570
VINCI SA1	1,637,000	143,319
Emerson Electric Co.	2,000,000	135,040
Safran SA1	1,031,000	129,355
TransDigm Group Inc.2	315,000	113,926
Komatsu Ltd.1	4,130,000	110,349
RELX PLC1	4,987,400	104,025
Recruit Holdings Co., Ltd.1	3,194,000	87,955
Fosun International Ltd.1	51,485,600	82,335

Capital World Growth and Income Fund — Page 4 of 9

Common stocks Industrials (continued)	Shares	Value (000)
BAE Systems PLC1	12,723,700	$79,911
Bunzl PLC1	2,110,000	65,106
Union Pacific Corp.	402,000	61,820
Jardine Matheson Holdings Ltd.1	687,000	45,498
United Technologies Corp.	300,000	36,552
ALD SA1	2,205,282	29,100
Alliance Global Group, Inc.1,2	78,707,040	17,163
		6,036,948
Consumer staples 6.20%
British American Tobacco PLC1	25,014,430	872,601
British American Tobacco PLC (ADR)	4,775,983	166,539
Nestlé SA1	11,307,113	965,514
Altria Group, Inc.	14,860,500	814,801
Philip Morris International Inc.	6,523,500	564,478
Coca-Cola Co.	10,013,000	504,655
Pernod Ricard SA1	2,189,993	350,303
Imperial Brands PLC1	10,504,000	323,166
Hengan International Group Co. Ltd.1	29,720,200	243,425
Hormel Foods Corp.	4,517,000	203,672
Kirin Holdings Co., Ltd.1	8,087,000	189,859
Treasury Wine Estates Ltd.1	16,119,307	167,994
Thai Beverage PCL1	321,873,400	148,278
Keurig Dr Pepper Inc.	5,300,000	143,100
Kroger Co.	1,505,600	44,656
Associated British Foods PLC1	159,917	4,943
		5,707,984
Materials 4.22%
Vale SA, ordinary nominative	63,927,611	872,867
Vale SA, ordinary nominative (ADR)	41,053,412	562,432
Rio Tinto PLC1	16,375,514	743,391
Akzo Nobel NV1	4,517,678	380,803
DowDuPont Inc.	6,149,000	355,720
Alcoa Corp.2	7,766,193	247,043
Asahi Kasei Corp.1	20,431,608	223,879
Air Liquide SA, non-registered shares1	986,000	119,221
Sherwin-Williams Co.	260,000	110,258
Fortescue Metals Group Ltd.1	33,010,981	96,534
Koninklijke DSM NV1	681,972	60,908
BASF SE1	571,000	41,593
Freeport-McMoRan Inc.	2,400,000	28,656
LafargeHolcim Ltd.1	577,339	25,923
Nutrien Ltd.	299,450	15,440
		3,884,668
Utilities 3.30%
Enel SPA1	68,540,000	371,858
ENGIE SA1	16,243,060	229,112
ENGIE SA, bonus shares1	7,337,060	103,491
Naturgy Energy Group, SA1	13,017,300	322,790
Iberdrola, SA, non-registered shares1	42,957,155	321,232
Ørsted AS1	4,479,790	292,002
China Resources Gas Group Ltd.1	57,764,000	233,868
DTE Energy Co.	1,607,000	192,422

Capital World Growth and Income Fund — Page 5 of 9

Common stocks Utilities (continued)	Shares	Value (000)
Dominion Energy, Inc.	2,500,000	$186,250
CMS Energy Corp.	3,046,000	158,666
Public Service Enterprise Group Inc.	2,525,000	141,148
Sempra Energy	1,100,000	126,742
SSE PLC1	8,757,829	122,389
National Grid PLC1	9,775,087	103,849
Power Grid Corp. of India Ltd.1	32,019,000	82,905
NextEra Energy, Inc.	238,502	43,338
		3,032,062
Real estate 2.94%
American Tower Corp. REIT	2,063,000	339,343
Crown Castle International Corp. REIT	2,771,000	318,388
Link Real Estate Investment Trust REIT1	30,618,002	291,512
Sun Hung Kai Properties Ltd.1	20,333,954	290,521
Daito Trust Construction Co., Ltd.1	1,876,200	245,233
China Resources Land Ltd.1	64,280,000	237,860
CK Asset Holdings Ltd.1	25,805,000	186,405
Simon Property Group, Inc. REIT	970,800	180,268
China Overseas Land & Investment Ltd.1	49,094,000	171,275
Sino Land Co. Ltd.1	92,610,000	159,298
SM Prime Holdings, Inc.1	200,547,666	132,931
American Campus Communities, Inc. REIT	1,987,279	87,102
Fibra Uno Administración, SA de CV REIT	65,265,000	66,055
		2,706,191
Miscellaneous 4.94%
Other common stocks in initial period of acquisition		4,544,906
Total common stocks (cost: $68,861,813,000)		83,424,125
Convertible stocks 0.04% Real estate 0.04%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	36,300	39,376
Total convertible stocks (cost: $36,300,000)		39,376
Bonds, notes & other debt instruments 0.59% Corporate bonds & notes 0.37% Health care 0.15%	Principal amount (000)
Teva Pharmaceutical Finance Company BV 6.00% 2024	$ 85,907	85,765
Teva Pharmaceutical Finance Co. BV 3.15% 2026	59,700	48,744
		134,509
Communication services 0.10%
CenturyLink, Inc. 7.50% 2024	7,016	7,218
CenturyLink, Inc., Series T, 5.80% 2022	20,048	20,023
Sprint Corp. 11.50% 2021	33,950	39,399
T-Mobile US, Inc. 6.375% 2025	7,105	7,327
T-Mobile US, Inc. 6.50% 2026	22,126	23,011
		96,978

Capital World Growth and Income Fund — Page 6 of 9

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 0.06%	Principal amount (000)	Value (000)
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated) (3-month USD-LIBOR + 1.27% on 5/21/2037)4,5	$30,300	$30,167
Turkiye Garanti Bankasi AS 5.875% 2023	8,996	8,276
Turkiye Garanti Bankasi AS 6.125% 20275	22,000	17,865
		56,308
Energy 0.04%
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)5	36,500	34,584
Consumer staples 0.02%
JBS Investments GmbH II 7.00% 20264	20,000	19,520
Total corporate bonds & notes		341,899
Bonds & notes of governments & government agencies outside the U.S. 0.19%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 42.819% 20206	ARS41,295	1,183
Colombia (Republic of), Series B, 7.50% 2026	COP80,150,000	25,943
India (Republic of) 8.60% 2028	INR1,220,300	18,520
Indonesia (Republic of), Series 68, 8.375% 2034	IDR530,800,000	37,884
Turkey (Republic of) 7.10% 2023	TRY187,352	25,279
Turkey (Republic of) 9.00% 2024	79,648	11,226
United Mexican States, Series M, 8.00% 2023	MXN1,013,000	47,966
		168,001
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 1.125% 2019	$30,000	29,908
Total U.S. Treasury bonds & notes		29,908
Total bonds, notes & other debt instruments (cost: $518,518,000)		539,808
Short-term securities 8.61%
Argentinian Treasury Bills (6.40%)–1.13% due 2/28/2019–10/31/2019	ARS4,734,472	134,139
Australia & New Zealand Banking Group, Ltd. 2.21%–2.42% due 12/17/2018–1/22/20194	$273,700	272,965
Bank of Montreal 2.36% due 12/24/2018	75,000	74,884
BASF SE 2.51% due 2/1/20194	100,000	99,570
Canadian Imperial Bank of Commerce 2.47% due 1/9/20194	100,000	99,747
Commonwealth Bank of Australia 2.51% due 1/29/20194	150,000	149,366
CPPIB Capital Inc. 2.42% due 1/22/2019	50,000	49,824
DBS Bank Ltd. 2.40% due 1/22/20194	200,000	199,274
Federal Home Loan Bank 2.20%–2.30% due 1/2/2019–2/1/2019	1,492,900	1,488,524
Intel Corp. 2.28% due 12/5/20184	33,200	33,190
Mizuho Bank, Ltd. 2.30%–2.53% due 12/21/2018–2/14/20194	125,000	124,512
National Australia Bank Ltd. 2.53%–2.61% due 2/5/2019–3/20/20194	200,000	198,720
Nordea Bank AB 2.17%–2.35% due 12/3/2018–1/18/20194	204,900	204,443
Oversea-Chinese Banking Corp. Ltd. 2.25% due 12/7/20184	78,000	77,966
Royal Bank of Canada 2.39% due 1/18/2019	50,000	49,835
Starbird Funding Corp. 2.40% due 1/11/20194	100,000	99,714
Sumitomo Mitsui Banking Corp. 2.60%–2.67% due 2/11/2019–3/18/20194	175,000	173,865
Svenska Handelsbanken Inc. 2.22%–2.24% due 12/4/2018–12/12/20184	175,000	174,934
Swedbank AB 2.49%–2.60% due 2/15/2019–3/15/2019	230,000	228,527
Toronto-Dominion Bank 2.30%–2.37% due 12/18/2018–1/4/20194	240,300	239,917
Total Capital Canada Ltd. 2.28%–2.50% due 12/3/2018–1/30/20194	120,000	119,779

Capital World Growth and Income Fund — Page 7 of 9

Short-term securities	Principal amount (000)	Value (000)
Toyota Motor Credit Corp. 2.42% due 1/29/2019	$93,000	$92,621
U.S. Treasury Bills 2.04%–2.42% due 12/13/2018–5/2/2019	3,482,600	3,460,325
United Overseas Bank Ltd. 2.69% due 2/25/20194	75,000	74,511
Total short-term securities (cost: $7,924,346,000)		7,921,152
Total investment securities 99.89% (cost: $77,340,977,000)		91,924,461
Other assets less liabilities 0.11%		104,732
Net assets 100.00%		$92,029,193

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 11/30/2018 (000)
Purchases (000)	Sales (000)
USD182,526	GBP140,000	Goldman Sachs	12/7/2018	$4,078

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $37,550,545,000, which represented 40.80% of the net assets of the fund. This amount includes $37,416,960,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,429,916,000, which represented 2.64% of the net assets of the fund.
5	Step bond; coupon rate may change at a later date.
6	Coupon rate may change periodically.

Key to abbreviations and symbols
ADR = American Depositary Receipts	IDR = Indonesian rupiah
ARS = Argentine pesos	INR = Indian rupees
CAD = Canadian dollars	LIBOR = London Interbank Offered Rate
CDI = CREST Depository Interest	MXN = Mexican pesos
COP = Colombian pesos	TRY = Turkish lira
EUR/€ = Euros	USD/$ = U.S. dollars
GBP = British pounds

Capital World Growth and Income Fund — Page 8 of 9

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

©2019 Capital Group. All rights reserved.

MFGEFPX-033-0119O-S66096	Capital World Growth and Income Fund — Page 9 of 9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Growth and Income Fund (the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 11, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the Capital World Growth and Income Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Capital World Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2019